                                                                          Exhibit 10.2

                    12% SENIOR SECURED CONVERTIBLE DEBENTURE
                         AND WARRANT PURCHASE AGREEMENT

                                                                   April 1, 2002

     Americana Publishing,  Inc., a Colorado corporation (the "Company") and the persons listed on Schedule 2 hereto (the "Investors") hereby agree as follows:

1. The  Debentures.  The Company has authorized the issuance and sale, in
accordance  with  the  terms  hereof,   of  the  Company's  12%  Senior  Secured
Convertible  Debentures  in the  original  aggregate  principal  amount  of ($ )
(collectively,  the  Debentures"  and  individually a "Debenture").  Each
Debenture will be substantially in the form set forth in Exhibit A hereto.

2. The Closing. Subject to the execution of this Agreement by the Company and all Investors,  the Company agrees to issue and sell to the Investors,  and, subject  to and in  reliance  upon the  representations,  warranties,  terms and conditions contained herein, each Investor, severally and not jointly, agrees to purchase a Debenture in the principal  amount set forth opposite such Investor's name on Schedule 2 hereto under the heading "First Tranche  Purchase  Price" (it being agreed that the aggregate principal amount of the Debentures  purchased by the investors shall be $ ). Such purchase and sale shall take place at a closing
(the  "Closing")  to be held at 10 A.M. on April 1, 2002.  Thereafter,  upon the
Securities  and  Exchange   Commission's   declaration  of  effectiveness   (the
"Effective  Date")  of the  Company's  Registration  Statement  (as  hereinafter defined),  each  Investor,  severally  and not  jointly,  agrees to  purchase  a
Debenture in the principal  amount set forth  opposite such  Investor's  name on
Schedule  2 hereto under the heading "Second Tranche  Purchase Price" (it being agreed that the aggregate principal amount of the Debentures  purchased by the Investors shall be $1 . Such purchase and sale shall take place at a closing
(the "Second Closing") to be held at 10 A.M. on the first business day after the
Effective  Date. The Closing and the Second Closing shall be held at the offices of (or  such  other  place  and  time as shall be  mutually  agreed  upon).  The
Investors have agreed to enter into an escrow agreement with an escrow agent, to govern the receipt of monies and the issuance of  securities  at the Closing and
Second Closing,  the conversion of the Debentures,  and the exercise of Warrants
(as that term is defined herein).

3.  Conversion.  A holder of any Debenture outstanding may, at its option and discretion,  at any time and from time to time, elect to convert some or all of the  principal,  accrued  and  unpaid  interest  and  penalties  due on  such
Debenture  into shares of the Company's  common stock,  $.001 par value ("Common
Stock") at a conversion price per share (the  "Conversion  Price") that shall be equal to 50% of the lesser of the average of the three lowest closing bid prices per share for the Common Stock, as reported on the  over-the-counter  electronic bulletin board,  or such other public market that the Company's  Common Stock is then traded,  during  either:  (i) the 30 trading days prior to the Closing;  or
(ii) the 30 trading days prior to the date of conversion.  The Conversion  Price shall be subject to adjustment for stock splits, stock dividends and the like.

4.  Warrants.  In  consideration  of the purchase of the Debentures,  the
Company  covenants  and agrees to issue a Class A warrant  and a Class B warrant
(collectively,  the "Warrants") to each Investor in the forms attached hereto as
Exhibit B and Exhibit C, respectfully.

5.  Registration   Rights.  In  consideration  of  the  purchase  of  the
Debentures,  the Company covenants and agrees to provide for the registration of the shares of Common Stock  issuable upon  conversion of the Debentures and upon the  exercise  of the  Warrants,  plus any  shares of Common  Stock  issued as a dividend  or other  distribution  with  respect  to,  or in  exchange  for or in replacement of, or in connection with such  securities,  and any other shares of
Common  Stock  of the  Company  acquired  by the  Investors  (collectively,  the
"Registrable  Securities"),  pursuant to a registration  rights agreement in the form attached hereto as Exhibit D (the "Registration Rights  Agreement").
The Registration  Rights Agreement  shall,  among other things,  provide for the terms and conditions upon which the Company shall file a registration  statement on Form  SB-2 or  similar  form  (the  "Registration  Statement")  covering  the
Registrable   Securities  with  the  Securities  and  Exchange  Commission  (the
"Commission").

6. Representations and Warranties of the Company.  The Company represents and  warrants  to the  Investors  that,  except as set  forth in the  Disclosure
Schedule attached as Schedule 6 (which Disclosure Schedule makes explicit reference to the particular  representation or warranty as to which exception is taken, which in each case shall constitute the sole  representation and warranty as to which such exception shall apply):

(a)      Organization, Qualifications and Corporate Power.

(i) The Company is a corporation duly incorporated, validly existing and in good standing  under  the  laws of the  State of  Colorado  and is duly  licensed  or qualified to transact business as a foreign  corporation and is in good standing in each jurisdiction in which the nature of the business transacted by it or the character of the  properties  owned or leased by it requires  such  licensing or qualification,  the failure of which would have a material adverse effect on the business,  operations,  properties or condition  (financial or otherwise) of the
Company.  The Company has the corporate  power and authority to own and hold its properties  and to carry on its business as now  conducted and as proposed to be conducted, to execute,  deliver and perform this Agreement,  and its obligations under the  Debentures,  the  Warrants,  and the  Registration  Rights  Agreement
(collectively,  the  "Transaction  Documents"),  to issue,  sell and deliver the
Debentures  and Warrants and to issue and deliver the Common Stock issuable upon conversion of the  Debenture and upon exercise of the Warrants (the  "Conversion
Shares").

(ii) Except as disclosed on Schedule  6(a)(ii),  the Company does not (A) own of record or beneficially,  directly or indirectly, (1) any shares of capital stock or securities  convertible into capital stock of any other  corporation,  or (2)
any  participating   interest  in  any  partnership,   joint  venture  or  other
non-corporate  business enterprise or (B) control,  directly or indirectly,  any other entity.

(b)      Authorization of Agreements, Etc.

(i) The execution and delivery by the Company of the Transaction Documents,  the performance by the Company of its obligations thereunder, the issuance, sale and delivery of the  Debentures  and  Warrants  and the issuance and delivery of the
Conversion  Shares have been duly authorized by all requisite  corporate  action and will not  violate  any  provision  of law,  any  order of any court or other agency of  government,  the  certificate  of  incorporation  of the Company,  as amended  (the  "Charter")  or the by-laws of the  Company,  (the  "By-Laws")  as amended,  or any provision of any  indenture,  agreement or other  instrument to which the Company or any of its properties or assets is bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture,  agreement or other  instrument,  or result in
the  creation  or  imposition  of  any  lien,  charge,  restriction,   claim  or
encumbrance of any nature whatsoever upon any of the properties or assets of the
Company.

(ii) The Debentures and Warrants have been duly  authorized  and, when issued in accordance  with  this  Agreement,  will  be  validly  issued,  fully  paid  and nonassessable with no personal liability  attaching to the ownership thereof and will  be  free  and  clear  of all  liens,  charges,  restrictions,  claims  and encumbrances  imposed by or through the Company. The Conversion Shares have been duly  reserved for  issuance  upon  conversion  of the  Debentures  and upon the exercise of the Warrants and, when so issued,  will be duly authorized,  validly issued,  fully paid and  nonassessable  shares of Common  Stock with no personal liability  attaching to the ownership  thereof and will be free and clear of all liens, charges, restrictions,  claims and encumbrances imposed by or through the
Company.  Neither the issuance,  sale or delivery of the Debentures and Warrants nor the  issuance  or  delivery  of the  Conversion  Shares  is  subject  to any preemptive right of stockholders of the Company or to any right of first refusal or other right in favor of any person.

(c) Validity.  This Agreement has been duly executed and delivered by the
Company and constitutes the legal,  valid and binding obligation of the Company, enforceable in accordance with its terms. The other Transaction Documents,  when executed and delivered in accordance  with this  Agreement,  will constitute the legal, valid and binding  obligations of the Company,  enforceable in accordance with their respective terms.

(d)  Authorized  Capital  Stock.  A  complete,  correct  listing  of  the authorized  and  outstanding  capital  stock of the Company and all  outstanding options, warrants,  convertible securities or other rights to acquire securities of the Company is attached  hereto as Schedule  6(d);  The  designations, powers,  preferences,  rights,  qualifications,  limitations and restrictions in respect of each class and series of authorized  capital stock of the Company are as set forth in the Charter,  and all such  designations,  powers,  preferences, rights,  qualifications,  limitations and  restrictions  are valid,  binding and enforceable and in accordance with all applicable  laws.  Except as set forth in the  attached  Schedule  6(d) (i) no person owns of record or is known to the Company to own beneficially any share of Common Stock, (ii) no subscription, warrant,  option,  convertible security, or other right (contingent or other) to purchase or otherwise  acquire equity securities of the Company is authorized or outstanding,  and (iii) there is no  commitment  by the Company to issue shares, subscriptions,  warrants, options,  convertible securities, or other such rights or to  distribute  to holders of any of its equity  securities  any  evidence of indebtedness or asset.  Except as provided for in the Charter or as set forth in the attached Schedule 6(d),  the Company has no obligation (contingent or other) to purchase,  redeem or otherwise acquire any of its equity securities or any interest  therein or to pay any dividend or make any other  distribution  in respect  thereof.  To the best of the Company's  knowledge,  there are no voting trusts or agreements,  stockholders'  agreements,  pledge  agreements,  buy-sell agreements,  rights of first refusal,  preemptive  rights or proxies relating to any securities of the Company  (whether or not the Company is a party  thereto).
All of the  outstanding  securities  of the Company  were issued in  substantial compliance with all applicable federal and state securities laws.

(e) Financial Information. Except as otherwise disclosed in the Company's
SEC  Documents  (as  hereinafter  defined),  (i) there has been no change in the assets,  liabilities or financial condition of the Company except for changes in the ordinary  course of business which in the aggregate have not been materially adverse,  and  (ii)  none  of  the  business,  prospects,  financial  condition, operations,  property or affairs of the Company  disclosed in writing  either in the Company's SEC Documents or in the business plan or other materials  provided to the Investors has been  materially  adversely  affected by any  occurrence or development, individually or in the aggregate, whether or not insured against.

(f) Subsequent Events. Except as otherwise disclosed in the SEC Documents or herein,  the  Company has not (i) issued any stock,  bond or other  corporate security,  (ii)  borrowed  any  amount  or  incurred  or become  subject  to any liability (absolute, accrued or contingent), except current liabilities incurred and liabilities under contracts entered into in the ordinary course of business,
(iii)  discharged or satisfied any lien or  encumbrance  or incurred or paid any obligation or liability  (absolute,  accrued or  contingent)  other than current liabilities  incurred in the ordinary course of business,  (iv) declared or made any payment or  distribution  to stockholders or purchased or redeemed any share of its capital stock or other security,  (v) mortgaged,  pledged,  encumbered or subjected to lien any of its assets, tangible or intangible, other than liens of current  real  property  taxes not yet due and payable,  (vi) sold,  assigned or transferred  any  of its  tangible  assets  except  in the  ordinary  course  of business,  or cancelled any debt or claim, (vii) sold, assigned,  transferred or granted any exclusive license with respect to any patent, trademark, trade name, service mark, copyright, trade secret or other intangible asset, (viii) suffered any loss of property or waived any right of substantial  value whether or not in the ordinary  course of business,  (ix) made any change in officer  compensation except in the ordinary course of business and consistent with past practice, (x)
made any material change in the manner of business or operations of the Company,
(xi) entered into any  transaction  except in the ordinary course of business or
as  otherwise   contemplated  hereby,  or  (xii)  entered  into  any  commitment
(contingent or otherwise) to do any of the foregoing.

(g)  Litigation;  Compliance with Law. Except as disclosed on Schedule
6(g),  there is no (i) action,  suit,  claim,  proceeding  or  investigation pending  or,  to the best of the  Company's  knowledge,  threatened  against  or affecting the Company, at law or in equity, or before or by any federal,  state, municipal or other governmental department, commission, board, bureau, agency or instrumentality,  domestic or foreign,  (ii) arbitration  proceeding relating to the Company pending under collective bargaining agreements or otherwise or (iii)
governmental  inquiry  pending  or,  to the  best  of the  Company's  knowledge, threatened  against or affecting the Company  (including  without limitation any inquiry as to the qualification of the Company to hold or receive any license or permit), and, to the best of the Company's knowledge,  there is no basis for any of the  foregoing.  The Company has not  received any opinion or  memorandum  or legal advice from legal  counsel to the effect that it is exposed,  from a legal stand-point,  to any  liability  or  disadvantage  which may be  material to its business, prospects, financial condition,  operations,  property or affairs. The
Company is not in default with respect to any order, writ,  injunction or decree known to or  served  upon the  Company  of any court or of any  federal,  state, municipal or other governmental department, commission, board, bureau, agency or instrumentality,  domestic or foreign. There is no action or suit by the Company pending,  threatened or contemplated against others. The Company has complied in all material respects with all laws, rules, regulations and orders applicable to its business, operations, properties, assets, products and services, the Company has all necessary permits, licenses and other authorizations required to conduct its business as conducted and as proposed to be  conducted,  and the Company has been operating its business  pursuant to and in compliance with the terms of all such permits, licenses and other authorizations. There is no existing law, rule, regulation  or order,  and the  Company  after due  inquiry  is not aware of any proposed law,  rule,  regulation or order,  whether  federal,  state,  county or local,  which  would  prohibit  or  restrict  the  Company  from,  or  otherwise materially  adversely  affect the Company  in,  conducting  its  business in any jurisdiction  in which it is now conducting  business or in which it proposes to conduct business.

(h)  Proprietary  Information  of  Third  Parties.  To  the  best  of the
Company's knowledge,  no third party has claimed or has reason to claim that any person  employed by or  affiliated  with the Company has (a)  violated or may be violating any of the terms or conditions of his employment,  non-competition  or non-disclosure  agreement  with  such  third  party,  (b)  disclosed  or  may be disclosing  or  utilized or may be  utilizing  any trade  secret or  proprietary information  or  documentation  of such third party or (c)  interfered or may be interfering in the employment  relationship  between such third party and any of its present or former employees.  No third party has requested  information from the Company which suggests that such a claim might be contemplated.  To the best of the Company's knowledge, no person employed by or affiliated with the Company has  employed  or  proposes  to employ any trade  secret or any  information  or documentation  proprietary  to any  former  employer,  and to  the  best  of the
Company's  knowledge,  no person  employed by or affiliated with the Company has violated any confidential  relationship  which such person may have had with any third party,  in connection  with the  development,  manufacture  or sale of any product  or  proposed  product  or the  development  or sale of any  service  or proposed service of the Company,  and the Company has no reason to believe there will  be any  such  employment  or  violation.  To  the  best  of the  Company's knowledge,  none of the execution or delivery of this Agreement, or the carrying on of the  business  of the  Company  as  officers,  employees  or agents by any officer,  director or key  employee of the  Company,  or the conduct or proposed conduct of the business of the Company, will conflict with or result in a breach of the terms,  conditions  or  provisions  of or  constitute a default under any contract, covenant or instrument under which any such person is obligated.

(i) Patents, Trademarks, Etc. Set forth in Schedule 6(i) is a list and brief description of all domestic and foreign patents, patent rights, patent applications,  trademarks,  trademark applications,  service marks, service mark applications,  trade names and copyrights,  and all  applications for such which are in the process of being prepared,  owned by or registered in the name of the
Company,  or of which the  Company is a  licensor  or  licensee  or in which the
Company  has any right,  and in each case a brief  description  of the nature of such  right.  To the  best  of the  Company's  knowledge,  the  Company  owns or possesses  adequate  licenses  or  other  rights  to  use  all  patents,  patent applications,  trademarks,  trademark applications,  service marks, service mark applications, trade names, copyrights,  manufacturing processes, formulae, trade
secrets,   customer   lists   and   know   how   (collectively,    "Intellectual
Property")  necessary  or  desirable  to the  conduct of its  business as conducted  and as proposed to be  conducted,  and no claim is pending or, to the best of the Company's knowledge, threatened to the effect that the operations of the Company  infringe  upon or conflict  with the  asserted  rights of any other person  under  any  Intellectual  Property,  and,  to the best of the  Company's knowledge,  there is no basis for any such  claim  (whether  or not  pending  or threatened).  No claim is pending  or  threatened  to the  effect  that any such
Intellectual  Property  owned or licensed by the  Company,  or which the Company otherwise has the right to use, is invalid or unenforceable by the Company, and, to the best  knowledge  of the  Company,  there is no basis  for any such  claim
(whether or not pending or threatened). All prior art known to the Company which may be or may have been pertinent to the examination of any United States patent or patent  application  listed in  Schedule  6(i) has been  cited to the  United
States Patent and Trademark Office. To the best of the Company's knowledge,  all technical  information  developed by and  belonging to the Company which has not been  patented  has been kept  confidential.  The  Company  has not  granted  or assigned  to any other  person or entity any right to  manufacture,  assemble or sell the  products or proposed  products or to provide the  services or proposed services of the Company.

(j)  Title to  Properties.  The Company and its  subsidiaries  have good, clear and marketable title to their respective properties and assets (other than properties and assets disposed of in the ordinary  course of business),  and all such  properties and assets are free and clear of mortgages,  pledges,  security
interests,   liens,  charges,   claims,   restrictions  and  other  encumbrances
(including without limitation,  easements and licenses), except for liens for or current taxes not yet due and payable and minor  imperfections of title, if any, not material in nature or amount and not materially detracting from the value or impairing the use of the property subject thereto or impairing the operations or proposed  operations  of the Company  and its  subsidiaries,  including  without limitation,  the ability of the Company and its subsidiaries to secure financing using such  properties  and assets as  collateral.  To the best of the Company's knowledge after due inquiry, there are no condemnation, environmental, zoning or other  land use  regulation  proceedings,  either  instituted  or  planned to be instituted,  which would adversely  affect the use or operation of the Company's and its subsidiaries'  properties and assets for their respective  intended uses and purposes,  or the value of such properties,  and neither the Company nor any subsidiary has received notice of any special assessment proceedings which would affect such properties and assets.

(k) Leasehold Interests.  Each lease or agreement to which the Company is a party under which it is a lessee of any property, real or personal, is a valid and existing agreement, duly authorized and entered into, without any default of the Company thereunder and, to the best of the Company's knowledge,  without any default  thereunder  of any other party  thereto.  No event has  occurred and is continuing  which,  with due notice or lapse of time or both, would constitute a default or event of default by the Company under any such lease or agreement or, to the  best  of the  Company's  knowledge,  by any  other  party  thereto.  The
Company's possession of such property has not been disturbed and, to the best of the Company's  knowledge after due inquiry,  no claim has been asserted  against the Company adverse to its rights in such leasehold interests.

(l)  SEC  Documents;   Financial  Statements.   Except  as  disclosed  on
Schedule 6(l), the Company has timely filed all reports, schedules, forms statements and other documents  required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended
(the "1934  Act") (all of the  foregoing  filed prior to the date hereof and all exhibits  included  therein and financial  statements and schedules  thereto and documents  (other than  exhibits to such  documents)  incorporated  by reference therein,  being  hereinafter  referred  to herein as the "SEC  Documents").  The
Company has made available to the Investors true and complete  copies of the SEC
Documents, except for such exhibits and incorporated documents. To the Company's knowledge,  as of their  respective  dates,  the SEC  Documents  complied in all material  respects  with the  requirements  of the 1934  Act and the  rules  and regulations of the SEC promulgated  thereunder  applicable to the SEC Documents, and  none of the SEC  Documents,  at the  time  they  were  filed  with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated  therein or necessary in order to make the statements therein,  in  light  of the  circumstances  under  which  they  were  made,  not misleading.  None of the  statements  made in any such SEC  Documents is, or has been,  required to be amended or updated under  applicable  law (except for such statements  as have been amended or updated in  subsequent  filings prior to the date hereof).  As of their  respective  dates,  the financial  statements of the
Company  included  in the SEC  Documents  complied  as to  form in all  material respects with  applicable  accounting  requirements  and the published rules and regulations of the SEC with respect thereto. Such financial statements have been
prepared  in  accordance  with  United  States  generally  accepted   accounting
principles, consistently applied, during the periods involved (except (i) as may be otherwise  indicated in such financial  statements or the notes  thereto,  or
(ii) in the case of  unaudited  interim  statements,  to the extent they may not include footnotes or may be condensed or summary  statements) and fairly present in all material respects the consolidated  financial  position of the Company as of the dates thereof and the  consolidated  results of their operations and cash flows for the periods then ended (subject,  in the case of unaudited statements, to normal  year-end  audit  adjustments).  Except as set forth in the  financial statements  of the  Company  included in the SEC  Documents,  the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business  subsequent to December 31, 2001 and (ii) obligation under contracts and commitments  incurred in the ordinary course of business and not required under generally accepted  accounting  principles to be reflected in such financial  statements,  which,  individually  or in the aggregate,  are not material to the financial condition or operating results of the Company.

(m) Taxes.  The Company has filed all tax returns, federal, state, county and local,  required to be filed by it, and the Company has paid all taxes shown to be  due by  such  returns  as  well  as  all  other  taxes,  assessments  and governmental  charges which have become due or payable whether  disputed or not, including  without  limitation  all taxes  which the  Company  is  obligated  to withhold from amounts owing to employees,  creditors and third  parties.  No tax return of the Company has ever been audited by the Internal  Revenue  Service or any other taxing authority. No deficiency assessment with respect to or proposed adjustment of the Company's federal, state, county or local taxes is pending or, to the best of the Company's knowledge,  threatened. There is no tax lien (other than for current taxes not yet due and payable), whether imposed by any federal, state,  county  or local  taxing  authority,  outstanding  against  the  assets, properties  or  business  of the  Company.  Neither  the  Company nor any of its
present or former  stockholders  has ever filed an election  pursuant to Section
1362 of the Internal  Revenue Code of 1986,  as amended (the  "Code"),  that the
Company be taxed as an S  corporation.  The Company's  net operating  losses for federal income tax purposes,  if any, are not subject to any limitations imposed by Section 382 of the Code and the full amount of such net operating  losses are available  to offset the taxable  income of the  Company for the current  fiscal year and, to the extent not so used,  succeeding  fiscal years.  Consummation of the  transactions  contemplated  by this  Agreement  or by any other  agreement, understanding or commitment  (contingent or otherwise) to which the Company is a party or by which it is otherwise bound will not have the effect of limiting the
Company's  ability  to use such net  operating  losses  in full to  offset  such taxable income.

(n) Other  Agreements.  Except as set forth in the  attached  Schedule
6(n),  the  Company is not a party to or  otherwise  bound by any written or oral agreement,  instrument,  commitment or restriction which individually or in the  aggregate  could  materially  adversely  affect  the  business,  prospects, financial condition, operations, property or affairs of the Company or any other written or oral:

(i) distributor, dealer, manufacturer's representative or sales agency agreement which is not  terminable  on less than ninety (90) days' notice  without cost or other liability to the Company  (except for agreements  which, in the aggregate, are not material to the business of the Company);

(ii)  sales  agreement  which  entitles  any  customer  to a rebate  or right of set-off,  to return any product to the Company  after  acceptance  thereof or to delay the acceptance  thereof,  or which varies in any material respect from the
Company's standard form agreements;

(iii)  agreement with any labor union (and, to the knowledge of the Company,  no organizational effort is being made with respect to any of its employees);

(iv) agreement with any supplier  containing any provision  permitting any party other than the Company to  renegotiate  the price or other terms,  or containing any pay-back or other similar provision, upon the occurrence of a failure by the
Company to meet its  obligations  under the agreement when due or the occurrence of any other event;

(v) agreement for the future purchase of fixed assets or for the future purchase
of  materials,   supplies  or  equipment  in  excess  of  its  normal  operating requirements;

(vi)  agreement  for the  employment  of any  officer,  employee or other person
(whether   of  a  legally   binding   nature  or  in  the  nature  of   informal
understandings)  on a full-time or consulting  basis which is not  terminable on notice without cost or other liability to the Company,  except normal  severance arrangements and accrued vacation pay;

(vii) bonus, pension, profit-sharing,  retirement,  hospitalization,  insurance, stock purchase,  stock option or other plan, agreement or understanding pursuant to which  benefits are provided to any employee of the Company (other than group insurance  plans which are not  self-insured  and are  applicable  to  employees generally);

(viii)  agreement  relating to the  borrowing of money or to the  mortgaging  or pledging of, or otherwise  placing a lien or security  interest on, any asset of the Company;

(ix) guaranty of any obligation for borrowed money or otherwise;

(x)  voting  trust or  agreement,  stockholders'  agreement,  pledge  agreement, buy-sell  agreement or first refusal or pre-emptive rights agreement relating to any securities of the Company;

(xi) agreement,  or group of related agreements with the same party or any group of affiliated parties, under which the Company has advanced or agreed to advance money or has agreed to lease any property as lessee or lessor;

(xii)  agreement or  obligation  (contingent  or  otherwise)  to issue,  sell or otherwise  distribute or to repurchase or otherwise  acquire or retire any share of its capital stock or any of its other equity securities;

(xiii)  assignment,  license  or other  agreement  with  respect  to any form of intangible property;

(xiv) agreement under which it has granted any person any  registration  rights, other than as contemplated herein;

(xv)  agreement  under which it has limited or  restricted  its right to compete with any person in any respect;

(xvi)  other  agreement  or  group of  related  agreements  with the same  party involving more than $25,000 or continuing  over a period of more than six months from the date or dates thereof (including  renewals or extensions  optional with another party),  which agreement or group of agreements is not terminable by the
Company  without  penalty upon notice of thirty (30) days or less, but excluding any  agreement  or group of  agreements  with a customer  of the Company for the sale, lease or rental of the Company's products or services if such agreement or group of  agreements  was entered into by the Company in the ordinary  course of business; or

(xvii) other agreement,  instrument,  commitment, plan or arrangement, a copy of which  would be  required  to be filed  with the  Commission  as an exhibit to a registration  statement  on Form  SB-2 (or  similar  form) if the  Company  were registering  securities  under  the  Securities  Act of 1933,  as  amended  (the
"Securities Act").

The Company, and to the best of the Company's knowledge after due inquiry,  each other party thereto have in all material respects  performed all the obligations required  to be  performed  by them to date (or each  non-performing  party  has received a valid, enforceable and irrevocable written waiver with respect to its non-performance),  have  received  no notice of  default  and are not in default
(with due  notice or lapse of time or both)  under  any  agreement,  instrument, commitment,  plan or  arrangement to which the Company is a party or by which it or its property may be bound. The Company has no expectation or intention of not fully  performing all its  obligations  under each such  agreement,  instrument, commitment, plan or arrangement,  and the Company has no knowledge of any breach or  anticipated  breach  by  the  other  party  to  any  agreement,  instrument, commitment,  plan or arrangement to which the Company is a party. The Company is in full  compliance  with all of the terms and  provisions  of its  Charter  and
By-Laws, as amended.

(o) Loans and Advances.  Except for the Debentures,  the Company does not have any  outstanding  loans or advances to any person and is not  obligated  to make any such loans or advances, except, in each case, for advances to employees of the Company in respect of reimbursable  business  expenses  anticipated to be incurred  by them in  connection  with their  performance  of  services  for the
Company.

(p) Assumptions,  Guaranties,  Etc. of Indebtedness of Other Persons. The
Company has not assumed,  guaranteed,  endorsed or otherwise  become directly or contingently liable on any indebtedness of any other person (including,  without limitation, liability by way of agreement, contingent or otherwise, to purchase, to provide  funds for payment,  to supply  funds to or  otherwise  invest in the debtor, or otherwise to assure the creditor against loss), except for guaranties by  endorsement  of  negotiable  instruments  for deposit or  collection  in the ordinary course of business.

(q) Significant  Customers and  Suppliers.  No customer or supplier which was significant to the Company has terminated,  materially reduced or threatened to terminate or materially reduce its purchases from or provision of products or services to the Company, as the case may be.

(r)   Governmental   Approvals.   Subject   to   the   accuracy   of  the
representations   and   warranties  of  the  Investors  set  forth  herein,   no
registration  or filing with,  or consent or approval of or other action by, any federal,  state or other  governmental  agency or  instrumentality is or will be necessary for the valid  execution,  delivery and  performance by the Company of the Transaction Documents, the issuance, sale and delivery of the Debentures and
Warrants or the  Conversion  Shares,  other than (i)  filings  pursuant to state securities laws (all of which filings have been made by the Company,  other than those  which are  required  to be made after the  Closing and which will be duly made on a timely  basis)  in  connection  with the  sale of the  Debentures  and
Warrants and (ii) with respect to the registration of the Registrable Securities covered  hereby with the  Commission  and filings  pursuant to state  securities laws.

(s)  Disclosure.  Neither this Agreement,  nor any Schedule or Exhibit to this  Agreement,  nor the SEC  Documents,  contains  an  untrue  statement  of a material  fact or  omits a  material  fact  necessary  to  make  the  statements contained herein or therein not misleading.  None of the statements,  documents, certificates  or other items prepared or supplied by the Company with respect to the transactions  contemplated hereby contains an untrue statement of a material fact or omits a material fact necessary to make the statements contained therein not  misleading.  There is no fact which the  Company has not  disclosed  to the
Investors  and their  counsel in writing and of which the Company is aware which materially and adversely  affects or could  materially and adversely  affect the business, prospects, financial condition, operations, property or affairs of the
Company or any of its subsidiaries  disclosed in writing either in the Company's
SEC Documents or in the business plan or other materials  provided to Investors.
The financial  projections  and other  estimates  contained in the SEC Documents were prepared by the Company  based on the Company's  experience in the industry and on assumptions of fact and opinion as to future events which the Company, at the date of the issuance of the SEC Documents,  believed to be  reasonable,  but which the Company  cannot and does not assure or guarantee the  attainment of in any  manner.  As of the date hereof no facts have come to the  attention  of the
Company  which would,  in its opinion,  require the Company to revise or amplify
the  assumptions   underlying  such  projections  and  other  estimates  or  the conclusions derived there from.

(t) Offering of the Debentures and Warrants.  Neither the Company nor any
person  authorized  or  employed  by the  Company  as agent,  broker,  dealer or otherwise in connection with the offering or sale of the Debentures and Warrants or any  security of the  Company  similar to the  Debentures  and  Warrants  has offered the Debentures and Warrants or any such similar security for sale to, or solicited  any offer to buy the  Debentures  and  Warrants  or any such  similar security from, or otherwise  approached or negotiated with respect thereto with, any person or persons,  and  neither  the  Company nor any person  acting on its behalf has taken or will take any other action (including,  without  limitation, any offer,  issuance or sale of any security of the Company under  circumstances which might require the  integration  of such security with the  Debentures  and
Warrants under the Securities Act or the rules and regulations of the Commission thereunder),  in either case so as to subject the offering,  issuance or sale of the  Debentures  and Warrants to the  registration  provisions of the Securities
Act.

(u) Brokers. Except as disclosed on Schedule 6(u), the Company has no contract,  arrangement or  understanding  with any broker,  finder or similar agent with respect to the transactions contemplated by this Agreement.

(v) Officers. Set forth in Schedule 6(v) is a list of the names of the officers of the Company,  together with the title or job  classification  of each such  person  and the total  compensation  paid to each such  person by the
Company  in  2001.  None  of  such  persons  has  an  employment   agreement  or
understanding,  whether  oral  or  written,  with  the  Company,  which  is  not terminable  on notice by the  Company  without  cost or other  liability  to the
Company.

(w)  Transactions  With  Affiliates.  No director,  officer,  employee or stockholder of the Company,  or member of the family of any such person,  or any corporation, partnership, trust or other entity in which any such person, or any member of the family of any such  person,  has a  substantial  interest or is an officer, director, trustee, partner or holder of more than 5% of the outstanding capital stock thereof, is a party to any transaction with the Company, including any contract,  agreement or other  arrangement  providing for the employment of, furnishing of services by, rental of real or personal property from or otherwise requiring  payments  to any such person or firm,  other than  employment-at-will arrangements in the ordinary course of business.

(x) Employees.  No officer or key employee of the Company has advised the
Company (orally or in writing) that he intends to terminate  employment with the
Company.  The Company has complied in all material  respects with all applicable laws  relating to the  employment  of labor,  including  provisions  relating to wages, hours, equal opportunity, collective bargaining and the payment of Social
Security and other taxes.

(y) Benefit Plans.

(i)  The  Company  does  not  currently,  nor at any  time in the  past  did it, maintain, administer or contribute to any Employee Plan (as hereinafter defined)
that covers any employee of the Company.

(ii) Schedule 6(y)(ii) includes a list of each benefit arrangement of the
Company,  copies or  descriptions  of all of which have been made  available  or furnished previously to the Investor.

(iii) Each Benefit Plan has been  maintained in substantial  compliance with its terms and with the  requirements  prescribed  by any and all  statutes,  orders, rules and regulations which are applicable to such Benefit Plan.

(iv) There is no contract,  agreement, plan or arrangement covering any employee or former employee of the Company that, individually or collectively, could give rise to the payment of any amount that would not be  deductible  pursuant to the terms of Section 280G of the Code.

(v) No employee of the Company  will become  entitled to any bonus,  retirement, severance  or similar  benefit  or  enhanced  benefit  solely as a result of the transactions contemplated hereby.

(vi) "Benefit  Arrangement"  means each  employment,  severance or other similar contract,  arrangement or policy  (written or oral) and each plan or arrangement
(written  or  oral)  providing  for  severance   benefits,   insurance  coverage
(including any self-insured  arrangements),  workers'  compensation,  disability benefits,  supplemental  unemployment  benefits,  vacation benefits,  retirement benefits or for deferred compensation,  profit-sharing,  bonuses, stock options,
stock  appreciation   rights  or  other  forms  of  incentive   compensation  or
post-retirement insurance, compensation or benefits which (i) is not an Employee
Plan and (ii) covers any employee or former employee of the Company.

(vii)  "Employee  Plan"  means  each  "employee  benefit  plan," as such term is defined in Section  3(3) of ERISA,  that (A)(i) is subject to any  provision  of
ERISA and (ii) is  maintained  or  contributed  to by the Company,  or (B)(i) is subject  to any  provision  of  Title  IV of ERISA  and  (ii) is  maintained  or contributed to by any of the Company's ERISA Affiliates.

(z) Foreign Corrupt Practices  Act.  The Company has not taken any action which would cause it to be in violation of the Foreign Corrupt  Practices Act of
1977, as amended,  or any rules and regulations  thereunder.  To the best of the
Company's  knowledge  after due  inquiry,  there is not now, and there has never been, any  employment by the Company of, or beneficial  ownership in the Company by, any governmental or political official in any country in the world.

(aa)  Federal  Reserve  Regulations.  The  Company is not  engaged in the business of extending  credit for the purpose of purchasing  or carrying  margin securities  (within the meaning of Regulation G of the Board of Governors of the
Federal  Reserve  System),  and no  part  of  the  proceeds  of the  Registrable
Securities  will be used to purchase  or carry any margin  security or to extend credit to others for the purpose of purchasing  or carrying any margin  security or in any other manner which would involve a violation of any of the regulations of the Board of Governors of the Federal Reserve System.

(bb)  Legends.  The  Investor  understands  that the  Debentures  and the
Warrants and, until such time as the Registrable Securities  (collectively,  the
"Securities")  have been registered  under the Securities Act as contemplated by the Registration  Rights Agreement or otherwise may be sold pursuant to Rule 144 or  Regulation S (if  applicable)  without any  restriction  as to the number of securities  as of a  particular  date  that can then be  immediately  sold,  the
Securities  may bear a restrictive  legend in  substantially  the following form
(and a stop-transfer  order may be placed against  transfer of the  certificates for such Securities):

     The securities  represented by this  certificate  have not been  registered under the Securities  Act of 1933, as amended.  The securities may be sold, transferred  or  assigned  in  the  absence  of an  effective  registration statement for the securities  under said Act, or an opinion of counsel,  in form,  substance and scope  customary for opinions of counsel in comparable transactions,  that  registration is not  requiredunder  said Act or unless sold pursuant to Rule 144 or Regulation S under said Act.

     The legend set forth above  shall be removed and the Company  shall issue a certificate without such legend to the holder of any Securities upon which it is stamped,  if, unless otherwise required by applicable state securities laws, (a)
such  Securities  are  registered  for  sale  under  an  effective  registration statement  filed under the  Securities  Act or otherwise may be sold pursuant to
Rule 144 or Regulation S without any  restriction as to the number of securities as of a particular  date that can then be  immediately  sold, or (b) such holder provides the Company with an opinion of counsel,  in form,  substance  and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such  Securities  may be made without  registration under the Securities Act, which opinion shall be accepted by the Company so that the sale or transfer is effected or (c) such holder  provides  the Company  with reasonable  assurances  that such Securities can be sold pursuant to Rule 144 or
Regulation  S.  The  Investors  agree to sell all  Securities,  including  those represented  by a  certificate(s)  from which the legend  has been  removed,  in compliance with applicable prospectus delivery requirements, if any.

(cc)  No  Integrated  Offering.  Neither  the  Company,  nor  any  of its
affiliates,  nor any  person  acting on its or their  behalf,  has  directly  or indirectly  made any offers or sales in any security or solicited  any offers to buy any securities under circumstances that would require registration under the
Securities Act of the issuance of the Securities to the Investors.  The issuance of the  Securities  to the  Investors  will not be  integrated  with  any  other issuance of the Company's  securities  (past,  current or future) for purpose of any stockholder approval provisions applicable to the Company or its securities.

(dd)  Solvency.  The Company  (after  giving  effect to the  transactions contemplated by this Agreement) is solvent (i.e.,  its assets have a fair market value in excess of the amount  required to pay its probable  liabilities  on its existing  debts as they become  absolute and matured) and  currently the Company has no  information  that would lead it to reasonably  conclude that the Company would  not,  after  giving  effect  to  the  transaction  contemplated  by  this
Agreement, have the ability to, nor does it intend to take any action that would impair its  ability to, pay its debts from time to time  incurred in  connection therewith as such debts mature.  The Company did not receive a qualified opinion from its  auditors  with respect to its most recent  fiscal year end and,  after giving  effect to the  transactions  contemplated  by this  Agreement,  does not anticipate or know of any basis upon which its auditors  might issue a qualified opinion in respect of its current fiscal year.

(ee)  Investment  Company.  The Company is not, and upon the issuance and sale  of the  Securities  as  contemplated  by  this  Agreement  will  not be an
"investment  company" required to be registered under the Investment Company Act of 1940 as amended (an "Investment  Company").  The Company is not controlled by an Investment Company.

7. Covenants of the Company.

(a) Reservation of Shares.  The Company agrees to use its best efforts to reserve an adequate number of Conversion Shares for conversion of the Debentures and exercise of the Warrants,  free of any  preemptive  rights of any present or future stockholders of the Company, whether or not such securities are currently authorized.

(b)  Additional  Indebtedness.  The  Company  agrees  not  to  incur  any additional indebtedness in excess of $25,000,  individually or in the aggregate, without the written  consent of the Investors  unless such  indebtedness is used solely for the purpose of  satisfying  the  outstanding  principal,  accumulated interest and penalties due on the Debentures.

(c)  Form  D; Blue Sky  Laws.  The  Company  agrees to file a Form D with respect to the Securities as required  under  Regulation D and to provide a copy thereof to the Investors  promptly after such filing.  The Company shall,  on or before the Closing,  take such action as the Company shall reasonably  determine is  necessary  to  qualify  the  Securities  for  sale  to the  Investor  at the applicable  closing  pursuant to this Agreement under  applicable  securities or
"blue sky" laws of the states of the  United  States (or to obtain an  exemption from such qualification), and shall provide evidence of any such action so taken to the Investor on or prior to the Closing.

(d) Reporting Status; Eligibility to Use Form S-2, S-3, SB-2 or Form S-1.
The Company's  Common Stock is  registered  under Section 12(g) of the 1934 Act.
The Company  represents and warrants that it meets the  requirements for the use of Form SB-2 (or if Company is not  eligible  for the use of Form SB-2 as of the
Filing Date (as defined in the Registration  Rights Agreement),  the Company may
use the  form of  registration  for  which  it is  eligible  at that  time)  for registration  of the sale by the  Investors of the  Registrable  Securities  (as defined  in the  Registration  Rights  Agreement).  So  long  as  the  Investors beneficially  own any of the  Securities,  the  Company  shall  timely  file all reports  required to be filed with the Commission  pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations  thereunder would permit such  termination.  The Company further agrees  hereinafter to file all reports  required to be filed by the Company with the Commission in a timely manner so as to become eligible, and thereafter to maintain its eligibility, for the use of Form S-3.  The Company  shall issue a press  release  describing  the material  terms of the  transaction  contemplated  hereby as soon as practicable following the Closing, but in no event more than two (2) business days after the
Closing,  which press release shall be subject to prior review by the Investors.
The Company  agrees that such press  release shall not disclose the names of the
Investors  unless  expressly  consented to in writing by the Investors or unless required by applicable  law or  regulation,  and then only to the extent of such requirement. For the purposes of this section, a report shall be deemed "timely"
filed if it is filed on the date  due,  or within  any  additional  time  period provided for in Rule 12b-25 of the rules and regulations  promulgated  under the
Securities Exchange Act of 1934, as amended.

(e) Use of Proceeds.  The Company shall use the proceeds from the sale of the Debentures and the Warrants for working  capital and shall not,  directly or indirectly,  use  such  proceeds  for any  loan to or  investment  in any  other corporation, partnership, enterprise or other person.

(f) Future  Offerings.  Subject to the exceptions  described  below,  the
Company  will not conduct any equity  financing  (including  debt with an equity
component)   (individually  a  "Future  Offering"  and,  collectively,   "Future
Offerings") for six months after the date of Closing,  and thereafter during the period  beginning  six months  after the date of the  Closing  and ending on the earlier of (y) the first date that none of the  Debentures are  outstanding;  or
(z) two (2) years after the Effective Date, unless it shall have first delivered to  Investors,  at least ten (10)  business  days prior to the closing of such a
Future  Offering,  written  notice  describing  the  proposed  Future  Offering, including the terms and conditions thereof (the "Term Sheet"), and providing the
Investors an option during the five (5) business day period  following  delivery of the Term  Sheet to  purchase  the  securities  being  offered  in the  Future
Offering on the same terms as  contemplated by such Future  Offering,  following which  initial  five (5) day period,  the  Investors'  option  shall expire (the limitations  referred  to in  this  sentence  and  the  preceding  sentence  are collectively referred to as the "Capital Raising Limitations"). Following delivery  of notice by the  Investors  to the  Company  that  Investors  wish to exercise  its option to  purchase  the  securities  being  offered in the Future
Offering,  the Company shall provide  definitive  documentation  (the  "Offering
Documents")  to the Investors and the Investors  shall be provided five (5) days from  delivery  of the  Offering  Documents  to the  Investors  to  execute  the documents and close such Future Offering with the Company. Following this second five (5)  business  day period,  the  Investor's  option to purchase  the Future
Offering  shall  expire.  The second five (5) business day period shall apply to successive  amendments  to the  terms  and  conditions  of any  proposed  Future
Offering.  The Capital  Raising  Limitations  shall not apply to any transaction involving (i) issuances of securities in a firm commitment  underwritten  public
offering   yielding  gross  proceeds  greater  than  $10,000,000   (excluding  a
continuous  offering  pursuant  to Rule 415  under  the  Securities  Act),  (ii)
issuances of securities as consideration for a merger, consolidation or purchase of assets, or in connection with any strategic partnership or joint venture (the primary purpose of which is not to raise equity capital),  or in connection with the disposition or acquisition of a business, product or license by the Company, or (iii) the issuance of shares to  consultants  (other than if registered or to be  registered  on  Form  S-8)  in the  reasonable  judgment  of  the  Company's management  pursuant  to bona fide  consulting  arrangements  with the  Company.
Except as provided on Schedule 7(f), the Capital Raising  Limitations also shall not apply to the  issuance of  securities  upon  exercise or  conversion  of the
Company's options,  warrants or other convertible  securities  outstanding as of the date  hereof or to the  grant of  additional  options  or  warrants,  or the issuance of additional securities,  under any Company stock option or restricted stock plan approved by the  stockholders  of the Company.  In the event that the
Company  completes a Future Offering on terms more favorable to another investor than the transaction  contemplated  hereby,  the terms of the Debentures and the
Warrants will be amended to reflect such more favorable terms.

(g)  Listing.  The  Company  shall  promptly  secure  the  listing of the
Registrable  Securities  upon each  national  securities  exchange or  automated quotation  system,  if any, upon which shares of the Company's  Common Stock are then  listed  (subject  to  official  notice of  issuance)  and,  so long as the
Investors own any of the Registrable Securities,  shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Registrable
Securities  from time to time  issuable  upon  conversion  of the  Debentures or exercise of the  Warrants.  The Company will obtain and, so long as any Investor owns any of the Registrable Securities,  maintain the listing and trading of its
Common Stock on the OTCBB,  the Nasdaq  National Market  ("Nasdaq"),  the Nasdaq
SmallCap  Market  ("Nasdaq  Smallcap"),   the  New  York  Stock  Exchange
("NYSE"),  or the  American  Stock  Exchange  ("AMEX")  and will  comply  in all respects with the Company's  reporting,  filing and other  obligations under the bylaws or rules of the National  Association of Securities  Dealers ("NASD") and
such  exchanges,  as  applicable.  The  Company  shall  promptly  provide to the
Investors  copies  of any  notices  it  receives  from the  OTCBB  and any other exchanges  or  quotation  systems  on which  the  Common  Stock  is then  listed regarding  the  continued  eligibility  of the Common  Stock for listing on such exchanges and quotation systems.

(h) Corporation Existence.  So long as the Investors beneficially own any
Debentures,  Warrants or Registrable Securities,  the Company shall maintain its corporate existence and shall not sell all or substantially all of the Company's assets,  except  in the  event of a merger  or  consolidation  or sale of all or substantially  all of the  Company's  assets,  where the  surviving or successor entity in such transaction (i) assumes the Company's  obligations  hereunder and under the agreements  and  instruments  entered into in connection  herewith and
(ii) is a publicly traded  corporation  whose Common Stock is listed for trading on the OTCBB, Nasdaq, Nasdaq SmallCap, NYSE or AMEX.

(i)   Transfer   Instructions.   The  Company  shall  issue   irrevocable
instructions to its transfer agent to issue certificates, registered in the name of the Investors or its nominee, for the Registrable  Securities in such amounts as specified  from time to time by the Investors to the Company upon  conversion of the  Debentures  or exercise of the  Warrants  in  accordance  with the terms thereof (the "Irrevocable Transfer Agent  Instructions").  Prior to registration of the Registrable  Securities under the Securities Act or the date on which the
Registrable  Securities may be sold pursuant to Rule 144 or Regulation S without any  restriction as to the number of  Registrable  Securities as of a particular date that can then be  immediately  sold, all such  certificates  shall bear the restrictive  legend  specified in Section 6(bb) of this  Agreement.  The Company
warrants  that  no  instruction  other  than  the  Irrevocable   Transfer  Agent
Instructions  referred to in this Section 7, will be given by the Company to its transfer agent and that the  Registrable  Securities  shall  otherwise be freely transferable  on the books  and  records  of the  Company  as and to the  extent provided in this Agreement and the  Registration  Rights  Agreement.  Nothing in
this Section shall affect in any way the  Investors'  obligations  and agreement set forth in Section 7 hereof to comply with all applicable  prospectus delivery requirements,  if  any,  upon  re-sale  of the  Registrable  Securities.  If the
Investors  provide the Company with (i) an opinion of counsel in form  substance and scope customary for opinions in comparable transactions,  to the effect that a public sale or transfer of such  Registrable  Securities  may be made  without registration under the Securities Act and such sale or transfer is effected,  or
(ii) the Investors provide reasonable assurances that the Registrable Securities can be sold  pursuant to Rule 144 or  Regulation S, the Company shall permit the transfer  and  promptly  instruct  its  transfer  agent  to  issue  one or  more
certificates,   free  from  restrictive   legend,  in  such  name  and  in  such
denominations  as specified by the Investors.  The Company  acknowledges  that a breach by it of its  obligations  hereunder will cause  irreparable  harm to the
Investors, by vitiating the intent and purpose of the transactions  contemplated hereby.  Accordingly,  the  Company  acknowledges  that the  remedy at law for a breach of its obligations  under this Section 7 may be inadequate and agrees, in the event of a breach or threatened  breach by the Company of the  provisions of this  Section,  that the Investors  shall be entitled,  in addition to all other available  remedies,  to an  injunction  restraining  any breach  and  requiring immediate  transfer,  without the necessity of showing economic loss and without any bond or other security being required.

     The  Irrevocable  Transfer  Agent  Instructions,   in  form  and  substance
satisfactory to the Investors,  shall have been delivered to and acknowledged in writing by the Company's Transfer Agent.

8.  Character  of the  Warrants.  The Company and the  Investors,  having adverse  interests  and as a result of arm's length  bargaining,  agree that (i)
none of the Investors nor any of their  affiliates has rendered or has agreed to render any  services to the Company in  connection  with this  Agreement  or the issuance of the  Debentures  and Warrants;  and (ii) the Warrants,  when issued, shall not be issued as compensation.

9. Representations and Warranties of the Investors. Each of the Investors
hereby severally represents and warrants to the Company that:

(a) The Investors have full power and authority and have each taken all required action  necessary  to permit  them to execute  and  deliver and to carry out the terms of this Agreement and all other documents or instruments required hereby.

(b) Each of the  Investor's  present  intention is to acquire its Securities for the  purpose  of  investment  and not with a view to  distribution.  Each of the
Investors agrees that it will not sell or transfer any of its Securities without registration  under  applicable  federal  and  state  securities  laws,  or  the availability  of exemptions  therefrom.  Each of the  Investors  agrees that the documents  evidencing the Securities will each bear a restrictive legend stating
that  the  Securities   represented  thereby  have  not  been  registered  under
applicable  federal and state  securities  laws and referring to restrictions on their transferability and sale.

(c)  Each  of  the  Investors  acknowledges  that  it  currently  has,  and  had immediately  prior to its  receipt of the offer of sale from the  Company,  such knowledge and experience in financial and business matters that it is capable of evaluating  the merits and risks of this  investment.  During the course of this transaction  and prior to the sale to the  Investors of the  Debentures  and the
Warrants hereunder, the Investors acknowledge that they each had the opportunity to ask  questions  of, and  receive  answers  from,  management  of the  Company concerning  the terms  and  conditions  of this  investment  and to  obtain  any additional  information  of the  same  kind  that is  specified  in Rule  502 of
Regulation D of the Securities Act of 1933, as amended,  or that is necessary to verify the accuracy of the other information obtained. The Investors acknowledge that they each have received such  information  as they deem necessary to enable them to make their investment decision.

(d) The Investor  acknowledges  that the Investor,  or the Investor's  attorney, accountant, or adviser(s),  has/have had a reasonable opportunity to inspect all documents and records pertaining to this investment.

(e) The security  interest  granted to Investors in connection with the issuance of the Debentures will be a first priority  security interest in and lien on the
Collateral (as defined in the Debentures).

(f) The Investor  understands  that the offering and sale of the  Debentures and
Warrants is intended to be exempt from registration  under the Securities Act by virtue of Section 4(2) thereof and the  provisions  of  Regulation D promulgated thereunder.

(g) The Investor and/or the Investor's  adviser(s)  has/have had the opportunity to review the SEC Documents,  the Transaction  Documents and all other documents furnished to Investor in connection  with this  transaction  (collectively,  the
"Offering Documents").

(h) In making a  decision  to invest in the  Securities,  the  Investor  has not relied on any  information  other than  information  contained  in the  Offering
Documents.

(i) The  Investor  is not  subscribing  for the  Securities  as a  result  of or
subsequent  to  any  advertisement,   article,  notice  or  other  communication
published  in any  newspaper,  magazine,  or  similar  media or  broadcast  over television or radio, or presented at any seminar or meeting, or any solicitation of a subscription by a person other than a representative of the Company.

(j) If the  Investor is a natural  person,  the  Investor has reached the age of majority in the  jurisdiction  in which the Investor  resides;  the Investor has adequate  means of providing  for the  Investor's  current  financial  needs and contingencies,  is able to bear the substantial  economic risks of an investment in the Securities for an indefinite period of time, has no need for liquidity in such investment,  and, at the present time, could afford a complete loss of such investment.

(k) The  Investor is not relying on the Company or any agent of the Company with respect to any legal,  tax or economic  advice  related to an  investment in the
Securities.

(l)  The  Investor   recognizes  that  investment  in  the  Securities  involves substantial  risks,  including  the risk of loss of the  entire  amount  of such investment,  and has taken full  cognizance of and  understands all of the risks related to the purchase of the Securities.

(m) The  Investor's  overall  commitment  to  investments  which are not readily marketable is reasonable in relation to the Investor's net worth.

(n) The  Investor is an  "accredited  investor"  as that term is defined in Rule
501(a) of Regulation D under the Securities Act.

(o) The Investor  understands  that the Securities are being offered and sold in reliance on a  transactional  exemption from the  registration  requirements  of
Federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations,  warranties,  agreements,  acknowledgements and  understandings  of the  Investor  set forth in this  Agreement  in order to determine  the  applicability  of such  exemptions  and the  suitability  of the
Investor to acquire the Securities.

(p) The Investor  hereby agrees to provide such  information  and to execute and deliver  such  documents  as the Company may deem  reasonably  appropriate  with regard to the  Investor's  suitability  or  otherwise  in  connection  with this
Agreement.

(q) The  execution,  delivery and  performance of this Agreement by the Investor
(i) will not  constitute  a default  under or  conflict  with any  agreement  or instrument  to which the  Investor  is a party or by which it or its  assets are bound;  (ii) will not  conflict  with or violate  any order,  judgment,  decree, statute, ordinance or regulation applicable to the Investor (including,  without limitation, any applicable laws relating to permissible legal investments);  and
(iii) does not  require  the  consent of any person or entity,  other than those that will have been obtained prior to the Closing or Second Closing, as the case may be. This Agreement has been duly  authorized,  executed and delivered by the
Investor  and  constitutes  the  valid and  binding  agreement  of the  Investor enforceable against it in accordance with its terms.

(r) The Investor has not  retained,  or otherwise  entered into any agreement or understanding  with, any broker or finder in connection with the purchase of the
Securities by the Investor, and the Company will not incur any liability for any fee,  commission  or  other  compensation  on  account  of any  such  retention, agreement or understanding by the Investor.

(s) The Investor understands, acknowledges and agrees that:

(i) In making an investment decision,  the Investor has relied on the Investor's own  examination  of the Company and the  disclosure in the Offering  Documents,
including  the  merits  and  risks  involved.   The  Securities  have  not  been
recommended  by  any  federal  or  state  securities  commission  or  regulatory authority.  Furthermore,  the  foregoing  authorities  have  not  confirmed  the accuracy or determined the adequacy of the Offering Documents or this Agreement.

(ii) The Investor,  if executing this Agreement in a representative or fiduciary capacity,  has all  requisite  power and  authority  to execute and deliver this
Agreement in such capacity and on behalf of the  subscribing  individual,  ward, partnership,  trust, estate,  corporation, or other entity for whom the Investor is executing this Agreement,  and such  individual,  ward,  partnership,  trust, estate,  corporation,  or other entity has all requisite  power and authority to enter into this Agreement and make an investment in the Securities.

10.  Conditions  To The Obligations Of The  Investors.  The obligation of each  Investor  to  purchase  and pay  for the  Debentures  and  Warrants  being purchased by it at the Closing or the Second Closing, as the case may be, is, at its option, subject to the satisfaction,  on or before such closing date, of the following conditions:

(a) Opinion of Company's Counsel.  The Investors shall have received from counsel for the Company,  an opinion dated the date of the Closing or the Second
Closing, as the case may be, in form and scope satisfactory to the Investors and their counsel, to the effect that:

(i) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of its  jurisdiction  of  incorporation.  The Company is duly licensed or qualified to transact business as a foreign  corporation and is in good  standing in New Mexico and  Tennessee.  The  Company has the  corporate power and authority to own and hold its  properties and to carry on its business as  currently  conducted  and as proposed to be  conducted.  The Company has the corporate  power and  authority  to  execute,  deliver  and  perform  all of the
Transaction  Documents,  to issue,  sell and deliver the Debentures and Warrants and, upon conversion thereof, to issue and deliver the Conversion Shares.

(ii) All of the Transaction  Documents have been duly  authorized,  executed and delivered by the Company and constitute the legal, valid and binding obligations of the Company,  enforceable in accordance with their respective terms (subject, as to enforcement of remedies, to the discretion of courts in awarding equitable relief and to applicable bankruptcy, reorganization,  insolvency, moratorium and similar  laws  affecting  the rights of creditors  generally),  except that such counsel need not express any opinion as to the validity or enforceability of the indemnification provisions of the Registration Rights Agreement.

(iii) The  execution and delivery by the Company of the  Transaction  Documents, the performance by the Company of its obligations thereunder, the issuance, sale and delivery of the  Debentures and the Warrants and, upon  conversion  thereof, the  issuance  and  delivery  of the  Conversion  Shares,  will not  violate any provision  of law,  the Charter or  by-laws,  as amended,  of the  Company,  any indenture,  agreement or other instrument listed as an exhibit to the opinion of
Company's  counsel or conflict with,  result in a breach of or constitute  (with due  notice  or lapse  of time or  both) a  default  under  any such  indenture, agreement or other  instrument,  or result in the creation or  imposition of any lien,  charge,  restriction,  claim or encumbrance of any nature whatsoever upon any of the  properties  or assets of the  Company.  In rendering  the  foregoing opinion,  such  counsel  may assume  full  disclosure  to the  Investors  of all material  facts  and,  with  respect  to  performance  by  the  Company  of  its obligations under the Registration  Rights  Agreement,  may assume compliance by the Company at such time with the  registration  requirements  of the Securities
Act and with applicable state securities laws and may disclaim any opinion as to the  validity  or  enforceability  of  the  indemnification  provisions  of  the
Registration Rights Agreement.

(iv) The authorized  capital stock of the Company consists of 20,000,000  shares of preferred  stock, no par value,  and 100,000,000  shares of common stock, par value $.001. Immediately prior to the Closing, 18,857,675 shares of Common Stock will be validly issued,  fully paid and nonassessable with no personal liability attaching to the ownership  thereof and no (-0-) shares of preferred  stock will have been issued.  Immediately prior to the Closing,  the stockholders of record
and  holders  of  record  of  subscriptions,   warrants,  options,   convertible
securities,  and other  rights  (contingent  or other) to purchase or  otherwise acquire  equity  securities  of the Company,  and the number of shares of Common
Stock  and the  number of such  subscriptions,  warrants,  options,  convertible securities, and other such rights held by each, will be as set forth in Schedule
6(d). The designations, powers, preferences, rights, qualifications, limitations and restrictions in respect of each class or series of authorized  capital stock of the  Company  are as set  forth in the  Charter,  and all such  designations, powers, preferences,  rights,  qualifications,  limitations and restrictions are valid,  binding and  enforceable  and in  accordance  with all  applicable  laws
(subject,  as to enforcement,  to the discretion of courts in awarding equitable relief and to applicable bankruptcy, reorganization,  insolvency, moratorium and similar laws affecting the rights of creditors  generally).  Except as set forth in Schedule 6(d), to the knowledge of such counsel, (1) immediately prior to the
Closing no subscription,  warrant, option,  convertible security, or other right
(contingent  or other) to purchase or acquire  equity  securities of the Company will be  authorized  or  outstanding  and (2) there will be no commitment by the
Company  to  issue  shares,   subscriptions,   warrants,  options,   convertible
securities,  or other  such  rights or to  distribute  to  holders of any of its equity securities any evidence of indebtedness or asset.  Except as set forth in
Schedule  6(d) or as  provided  for in the  Charter,  to the  knowledge  of such counsel, the Company has no obligation (contingent or other) to purchase, redeem or otherwise  acquire any of its equity securities or any interest therein or to pay any dividend or make any other distribution in respect thereof.

(v) The Securities have been duly authorized. The issuance, sale and delivery of the  Debentures  and Warrants  and the  issuance and delivery of the  Conversion
Shares upon  conversion  of the  Debentures or the exercise of the Warrants have been duly  authorized  by all required  corporate  action;  the  Debentures  and
Warrants  have been validly  issued,  are fully paid and  nonassessable  with no personal  liability  attaching to the ownership thereof and, to the knowledge of such counsel, are free and clear of all liens, charges, restrictions, claims and encumbrances  imposed by or through the Company;  and the Conversion Shares have been duly  reserved  for  issuance  upon  conversion  of the  Debentures  or the exercise of the Warrants and, when so issued, will be validly issued, fully paid and nonassessable with no personal liability  attaching to the ownership thereof and,  to the  knowledge  of such  counsel,  will be free and clear of all liens, charges,  restrictions,  claims  and  encumbrances  imposed  by or  through  the
Company.  Neither the issuance,  sale or delivery of the Debentures and Warrants nor the  issuance  or  delivery  of the  Conversion  Shares  is  subject  to any preemptive right of stockholders of the Company arising under law or the Charter or  by-laws  of the  Company,  each as  amended,  or, to the  knowledge  of such counsel,  to any  contractual  right of first refusal or other right in favor of any person.

(vi) Except as  described  in  Schedule  6(g),  to the  knowledge of such counsel,  there is no (A)  action,  suit,  claim,  proceeding  or  investigation
pending  or  threatened   against  or  affecting  the  Company  or  any  of  its
subsidiaries, at law or in equity, or before or by any federal, state, municipal
or  other  governmental  department,   commission,   board,  bureau,  agency  or
instrumentality, domestic or foreign, (B) arbitration proceeding relating to the
Company  or  any  of  its  subsidiaries  pending  under  collective   bargaining
agreements  or  (C)  governmental  inquiry  pending  or  threatened  against  or affecting the Company or any of its subsidiaries (including, without limitation, any inquiry as to the qualification of the Company or any of its subsidiaries to hold or receive  any  license or  permit).  To the  knowledge  of such  counsel, neither the Company nor any of its  subsidiaries  is in default  with respect to any order,  writ,  injunction or decree known to such counsel of any court or of any federal,  state,  municipal or other  governmental  department,  commission, board, bureau, agency or instrumentality, domestic or foreign.

(vii)  Assuming  the  accuracy  of the  representations  and  warranties  of the
Investors set forth herein,  no  registration  or filing with, and no consent or approval of, or other action by any federal,  state or other governmental agency or instrumentality is or will be necessary for the valid execution, delivery and performance by the Company of the Transaction Documents,  the issuance, sale and delivery of the Securities, other than filings pursuant to state securities laws
(all of which filings,  other than those which are required to be made after the
Closing, have been made by the Company). In rendering the foregoing opinion with respect to performance by the Company of its obligations  under the Registration
Rights Agreement, such counsel may assume compliance by the Company at such time with the  registration  requirements  of the Securities Act and with  applicable state  securities  laws and may  disclaim  any  opinion  as to the  validity  or enforceability  of the  indemnification  provisions of the  Registration  Rights
Agreement.

(viii)  All of the  Company's  outstanding  capital  stock  has been  issued  in compliance  with the  registration  requirements  of the  Securities Act and all applicable state securities laws.

(ix) The issuance and sale of the Debentures and Warrants do not, and the shares of the Conversion Shares will not, require registration under the Securities Act or qualification under any state securities laws.

(x) Except for taxes and assessments that are being contested in good faith, the
Company has paid all taxes.

(xi) Except as  disclosed  on  Schedule  6(l),  the Company has filed all reports and other  documents  required to be filed by it with the Securities and
Exchange Commission pursuant to the reporting requirements of the 1934 Act.

(xii) The security interest granted to Investors in connection with the issuance of the Debentures will be a first priority  security interest in and lien on the
Collateral (as defined in the Debentures).

(b)  Representations   and  Warranties  to  be  True  and  Correct.   The
representations  and  warranties  contained  herein shall be true,  complete and correct on and as of the Closing or the Second Closing, as the case may be, with the same effect as though such  representations  and warranties had been made on and as of such  date,  and the  President  and Chief  Financial  Officer  of the
Company shall have certified to such effect to the Investors in writing.

(c)  Performance.  The Company shall have performed and complied with all agreements  contained  herein  required to be performed  or complied  with by it prior to or at the  Closing or the Second  Closing,  as the case may be, and the
President and Chief Financial Officer of the Company shall have certified to the
Investors  in writing to such effect and to the  further  effect that all of the conditions set forth in this Section 10 have been satisfied.

(d)  All  Proceedings  to  be  Satisfactory.   All  corporate  and  other
proceedings  to be taken by the  Company  in  connection  with the  transactions contemplated  hereby and all documents incident thereto shall be satisfactory in form and  substance to the Investors  and their  counsel,  and the Investors and their counsel shall have received all such  counter-part  originals or certified or other copies of such documents as they reasonably may request.

(e)  Supporting  Documents.  , on behalf  of the  Investors,  shall  have received copies of the following documents:

(i) (A) the Charter,  certified as of a recent date by the Secretary of State of the State of Colorado,  and (B) a certificate  of said  Secretary  dated as of a recent date as to the due  incorporation  and good standing of the Company,  the payment of all excise  taxes by the Company and  listing  all  documents  of the
Company on file with said Secretary;

(ii) a certificate  of the  Secretary or an Assistant  Secretary of the Company,
dated the date of the Closing Date and the Second  Closing,  as the case may be, and  certifying:  (A) that  attached  thereto is a true and complete copy of the by-laws of the Company as in effect on the date of such certification;  (B) that attached  thereto is a true and complete copy of the resolutions  adopted by the
Board of Directors or the stockholders of the Company (if necessary) authorizing the  execution,  delivery and  performance  of the  Transaction  Documents,  the issuance,  sale and delivery of  Debentures  and  Warrants and the  reservation, issuance and delivery of the Conversion  Shares,  and that all such  resolutions are in full force and effect and are all the  resolutions  adopted in connection with the transactions  contemplated by the Transaction  Documents;  (C) that the
Charter has not been amended since the date of the last amendment referred to in the  certificate  delivered  pursuant  to  clause  (B)  above;  and  (D)  to the incumbency and specimen  signature of each officer of the Company  executing any of the Transaction Documents, the stock certificates representing the Debentures and Warrants and any certificate or instrument  furnished pursuant hereto, and a certification  by  another  officer  of the  Company  as to the  incumbency  and signature  of the  officer  signing the  certificate  referred to in this clause
(ii); and

(iii) such additional supporting documents and other information with respect to the  operations  and affairs of the  Company as , as counsel for the  Investors, reasonably may request.

(f) Registration  Rights  Agreement.  The Company shall have executed and delivered the Registration Rights Agreement.

(g) Security Agreement; Financing Statements. On the dates of each of the
Closing  and the  Second  Closing,  as the case may be, the  Company  shall have executed and delivered the Security Agreement (as defined in the Debentures) and an appropriate number of financing  statements on Form UCC-1 to be filed in each jurisdiction  necessary for the Investors to perfect their security  interest in the Collateral.

(h)  Preemptive  Rights.  All  stockholders  of the  Company  having  any preemptive,  first  refusal or other  rights with respect to the issuance of the
Debentures and Warrants or the Conversion  Shares shall have irrevocably  waived the same in writing.

(i) Fees of Investors' Counsel. The Company shall have paid in accordance with Section 15 the fees and disbursements of , Investors' counsel,  invoiced at the Closing.

All such documents  shall be satisfactory in form and substance to the Investors and their counsel.

11.  Notices.  Any notices  required or  permitted  to be given under the terms of this  Agreement  shall be sent by certified or registered  mail (return receipt requested) or delivered personally or by courier (including a recognized overnight  delivery  service) or by facsimile  and shall be effective  five days after being placed in the mail, if mailed by regular United States mail, or upon receipt, if delivered personally or by courier (including a recognized overnight delivery  service)  or by  facsimile,  in each case  addressed  to a party.  The addresses for such communications shall be:

                           If to the Company:

                                    Americana Publishing, Inc.
                                    303 San Mateo NE
                                    Suite 104A
                                    Albuquerque, NM  87108
                                    Attention: George Lovato, Jr.
                                    Telephone: 505.265.6121
                                    Facsimile: 505.265.0632
                                    Email: george@americanabooks.com

                           With copy to:

                                    Pollett and Richardson
                                    10900 Wilshire Blvd., Suite 500
                                    Los Angeles, CA 90024
                                    Attention: Eric Richardson, Esq.
                                    Telephone: 310.208.1182
                                    Facsimile: 310.208.1154
                                    Email: erichardson@pollet.com

                    If to the  Investors:  To the address set forth  immediately below the Investors' name on the signature pages hereto.

                           With copy to:

Each party shall provide notice to the other party of any change in address.

12. Publicity. The Company and the Investors shall have right to review a reasonable period of time before issuance of any press releases, the Commission,
OTCBB or NASD  filings,  or any other  public  statements  with  respect  to the transactions  contemplated  hereby;  provided,  however,  that the
Company shall be entitled,  without the prior approval of the Investor,  to make any press  release or filings with the  Commission,  OTCBB (or other  applicable trading market) or NASD filings with respect to such transactions as is required by applicable law and regulations  (although the Investors shall be consulted by the Company in  connection  with any such press release prior to its release and shall be provided  with a copy  thereof and be given an  opportunity  to comment thereon).

13.  Amendments,  Waivers,  Etc.  This Agreement,  the Debentures and the
Warrants may be amended as to all Investors with the unanimous  written  consent of holders of Debentures.

14.  Choice of Law; Consent to  Jurisdiction.  It is the intention of the parties that the laws of the State of New York should govern the  enforceability and  validity  of  this  Agreement,  the  construction  of  its  terms  and  the interpretation  of  the  rights  and  duties  of  the  parties  pursuant  to the relationships  among them  contemplated  herein,  whether or not such rights and duties arise directly under this Agreement. The Company and the Investors hereby consent to the  jurisdiction  of the courts of the State of New York,  County of
New York, and the United States District Court situated  therein,  in connection with any action concerning the transactions contemplated in the Agreement.

15. Legal Fees.  The Company agrees to pay to , counsel to the Investors,
their  fees  and  out-of-pocket   expenses  with  respect  to  the  transactions
contemplated  herein,  of which shall be payable at the Closing and  thereafter, any remaining amounts shall be payable on demand.

16. Parties in Interest. The terms and provisions of this Agreement shall be  binding  upon and  inure to the  benefit  of,  and be  enforceable  by,  the respective  successors and assigns of the parties  hereto.  This Agreement shall not run to the benefit of or be  enforceable by any person other than a party to this Agreement and its successors and assigns.

17.  Headings.  The  headings  of the  sections  and  paragraphs  of this
Agreement  have been  inserted for  convenience  and  reference  only and do not constitute a part of this Agreement.

18.  Counterparts.  This  Agreement  may be  executed  in any  number  of counterparts and by different parties hereto in separate counterparts,  with the same  effect  as  if  all  parties  had  signed  the  same  document.  All  such counterparts shall be deemed an original,  shall be construed together and shall constitute one and the same instrument.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF,  the undersigned have executed this Agreement as of the date first above written.

                                      COMPANY:

                                      AMERICANA PUBLISHING, INC.

                                      By:

                                      Title:

                                    INVESTOR:

                                                     Name and Title

                                   Schedule 2

                              Schedule of Investors

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Name of Investor                         First Tranche                          Second Tranche
                                         Purchase Price                         Purchase Price
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                                         $                                      $
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                                         $                                      $
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                                         Total:  $100,000                         $100,000
---------------------------------------- -------------------------------------- ----------------------------------------

                                   Schedule 6

                  Exceptions to Representations and Warranties

                                  Schedule 7(f)

                    Exceptions to Capital Raising Limitations

                                List of Exhibits

Exhibit A - Form of Debenture

Exhibit B - Form of Class A Warrant

Exhibit C - Form of Class B Warrant

Exhibit D - Form of Registration Rights Agreement

                                      - 4 -

                                    EXHIBIT A

                    12% SENIOR SECURED CONVERTIBLE DEBENTURE

                                       -2-

                                    exhibit B

                             Form of Class A Warrant

                                       -2-

                                    exhibit C

                             Form of Class B Warrant

                                       -2-

                                    exhibit D

                          registration rights agreement